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                                                                      Exhibit 23

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-64287) of L.A. Gear, Inc. of our report dated May 22, 1997 appearing on page F-1 of this Form 11-K.



/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
Los Angeles, California
May 22, 1997